                                                                     EXHIBIT 24



                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that Kwok L. Li, whose signature appears below, constitutes and appoints William R. Wilson and Patrick J. McGettigan, Jr., and each one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 to be filed on behalf of Splitrock Services, Inc. (the "Company") (the "Company") in connection with the registration for resale of certain warrants to purchase common stock of the Company, such common stock and the 11 3/4% Series B Senior Notes held by Linsang Partners L.L.C. and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



_________________________________            ____________________________, 1998
          Kwok L. Li

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that Clark McLeod, whose signature appears below, constitutes and appoints William R. Wilson and Patrick J. McGettigan, Jr., and each one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 to be filed on behalf of Splitrock Services, Inc. (the "Company") (the "Company") in connection with the registration for resale of certain warrants to purchase common stock of the Company, such common stock and the 11 3/4% Series B Senior Notes held by Linsang Partners L.L.C. and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



_________________________________            ____________________________, 1998
          Clark McLeod

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that Roy A. Wilkens, whose signature appears below, constitutes and appoints William R. Wilson and Patrick J. McGettigan, Jr., and each one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 to be filed on behalf of Splitrock Services, Inc. (the "Company") in connection with the registration for resale of certain warrants to purchase common stock of the Company, such common stock and the 11 3/4% Series B Senior Notes held by Linsang Partners L.L.C. and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



_________________________________            ____________________________, 1998
         Roy A. Wilkens

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that Samer Salameh, whose signature appears below, constitutes and appoints William R. Wilson and Patrick J. McGettigan, Jr., and each one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 to be filed on behalf of Splitrock Services, Inc.(the "Company") (the "Company") in connection with the registration for resale of certain warrants to purchase common stock of the Company, such common stock and the 11 3/4% Series B Senior Notes held by Linsang Partners L.L.C. and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



_________________________________            ____________________________, 1998
         Samer Salameh